UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Theriva Biologics, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V81391-S25170 THERIVA BIOLOGICS, INC The Board of Directors recommends you vote FOR proposals 1 and 2: Note: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting. 1. To approve, pursuant to Section 713(a) of the NYSE American Company Guide and the terms of an inducement agreement, the issuance of up to an aggregate of 16,184,560 shares of our common stock upon the exercise of our common stock purchase warrants issued to institutional investors in our private placement offering, which closed on October 17, 2025 (the "Warrant Exercise Proposal"). 2. To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! For Against Abstain ! ! ! SCAN TO VIEW MATERIALS & VOTEw THERIVA BIOLOGICS, INC 9605 MEDICAL CENTER DRIVE, SUITE 270 ROCKVILLE, MARYLAND 20850 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V81392-S25170 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Meeting, proxy statement and proxy card are available at www.proxyvote.com. THERIVA BIOLOGICS, INC SPECIAL MEETING OF STOCKHOLDERS DECEMBER 15, 2025 AT 9:00 A.M. (EASTERN TIME) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Steven A. Shallcross as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THERIVA BIOLOGICS, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held 9:00 a.m. (eastern time), on December 15, 2025 at the Company’s principal office at 9605 Medical Center Dr, Suite 270 Rockville MD 20850, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side